THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT') OR APPLICABLE STATE SECURITIES LAWS, AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT FOR SUCH SECURITIES UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT THERE IS AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.


                          COMMON STOCK PURCHASE WARRANT


No.

              To Purchase ______________ Shares of Common Stock of

                       MAGNUM SPORTS & ENTERTAINMENT, INC.

          THIS CERTIFIES that, for value received, **************** (the "Holder", including permitted assigns), is entitled, upon the terms and subject to the conditions hereinafter set forth, at any time on or after the date hereof and on or prior to _______________, 2006, (the "Termination Date") but not thereafter, to purchase from Magnum Sports & Entertainment, Inc. a Delaware corporation (the "Company"), _______( ) shares of Common Stock (the "Warrant Shares"). The purchase price of one share of Common Stock (the "Exercise Price") under this Warrant shall be equal to the closing price of the Common Stock of the Company as reported by the NASDAQ Small Cap market on the last business day preceding the day of closing of the purchase by the Holder of Units pursuant to the terms of the offering as set forth in the Private Placement Memorandum dated January 19, 2001 (the "Memorandum"). The Holder may exercise this Warrant pursuant to the Cashless Exercise feature as set forth in Section 3 below. The Exercise Price and the number of Warrant Shares for which the Warrant is exercisable shall be subject to adjustment as provided herein.

          I. Title of Warrant. Prior to the expiration hereof and subject to compliance with applicable laws, this Warrant and all rights hereunder are transferable, in whole or in part, at the office or agency of the Company by the holder hereof in person or by duly authorized attorney, upon surrender of this Warrant together with the Assignment Form annexed hereto properly endorsed.

          2. Authorization of Shares. The Company covenants that all Warrant Shares which may be issued upon the exercise of rights represented by this Warrant will, upon exercise of the rights represented by this Warrant, be duly authorized, validly issued, fully paid and nonassessable and free from all taxes, liens and charges in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously with such issue).

         3. Exercise of Warrant. Exercise of the purchase rights represented by this Warrant may be made at any time or times, in whole or in part, but before the close of business on the Termination Date by the surrender of this Warrant and the Exercise Form annexed hereto duly executed, to the office of the Company (or such other office or agency of the Company as it may



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designate by notice in writing to the registered holder hereof at the address of such Holder appearing on the books of the Company) and upon payment of the Exercise Price, either in cash, via wire transfer, via certified check or pursuant to the Cashless Exercise feature set forth below, of the shares of Common Stock thereby purchased; whereupon the Holder of this Warrant shall be entitled to receive a certificate for the number of Warrant Shares so purchased. Certificates for shares purchased hereunder shall be delivered to the Holder hereof within ten Business Days after the date on which this Warrant shall have been exercised as aforesaid. The total Exercise Price for the Warrant Shares shall be an amount equal to the Exercise Price multiplied by the number of Warrant Shares being purchased.
as follows:

         The Holder may pay the Exercise Price in cash or pursuant to a cashless exercise, as follows:


               (a) Cash Exercise. The Holder shall deliver immediately available funds;

               (b) Cashless Exercise. The Holder shall surrender this Warrant to the Company together with a Notice of Exercise (indicating the Holder has elected the cashless exercise feature), in which event the Company shall issue to the Holder the number of Warrant Shares determined as follows:

                                  X = Y (A-B)/A

          where:
                                X = the number of Warrant Shares to be issued to
                                    the Holder.
                                Y = the number of Warrant Shares with respect to
                                    which this Warrant is being exercised.

                                A = the Current Market Price per share of Common
                                    Stock.

                                B = the Exercise Price per share.

          For purposes of Rule 144 promulgated under the Securities Act, it is intended, understood and acknowledged that the Warrant Shares issued in a cashless exercise transaction shall be deemed to have been acquired by the Holder, and the holding period for the Warrant Shares shall be deemed to have been commenced, on the issue date.

          For the purpose of any computation under this Section 3(b), the Current Market Price per share of Common Stock on any date shall be deemed to be the average of the daily closing prices for the 10 consecutive trading days immediately preceding the date the Company receives a facsimile of the Notice of Exercise. The closing price for each day shall be the last reported sales price regular way or, in case no such reported sale takes place on such day, the closing bid price regular way, in either case on the principal national securities exchange (including, for purposes hereof, the Nasdaq Small Cap Market or the Nasdaq National Market) on which the Common Stock is listed or admitted to trading or, if the Common Stock is not listed or admitted to trading on any national securities exchange, the highest reported bid price for the Common Stock as furnished by the National Association of Securities Dealers, Inc. through Nasdaq or a similar organization if Nasdaq is no longer reporting such information,. If on any such date the Common Stock is not listed or admitted to Wading on any national securities exchange and is not quoted by Nasdaq or any similar organization, the fair value of a share of Common Stock on such date, as determined in good faith by the board of directors of the Company, whose determination shall be conclusive absent manifest error, shall be used.

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         4. No Fractional Shares or Scrip. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant. In lieu of issuing fractional shares, the Company shall round up to the nearest whole share the number of Warrant Shares due upon exercise of this Warrant.

         5. Charges. Taxes and Expenses. Issuance of certificates for Warrant Shares upon the exercise of this Warrant shall be made without charge to the Holder hereof for any issue or transfer tax or other incidental expense in respect of the issuance of such certificate, all of which taxes and expenses shall be paid by the Company, and such certificates shall be issued in the name of the Holder of this Warrant or in such name or names as may be directed by the Holder of this Warrant; provided however that in the event certificates for Warrant Shares are to be issued in a name other than the name of the Holder of this Warrant, this Warrant when surrendered for exercise shall be accompanied by the Assignment Form attached hereto duly executed by the Holder hereof; and ~rovided f~, that upon any transfer involved in the issuance or delivery of any certificates for Warrant Shares, the Company may require, as a condition thereto, the payment of a sum sufficient to reimburse it for any transfer tax incidental thereto.

         6. Closing of Books. The Company will at no time close its shareholder books or records in any manner that interferes with the timely exercise of this Warrant.

         7. No Rights as Shareholder until Exercise. This Warrant does not entitle the Holder to any voting rights or other rights as a shareholder of the Company prior to the exercise thereof. If, however, at the time of the surrender of this Warrant the Holder shall be entitled to exercise this Warrant, the Warrant Shares so purchased shall be and be deemed to be issued to such Holder as the record owner of such shares as of the close of business on the date on which this Warrant shall have been exercised.

         8. Assignment and Transfer of Warrant. This Warrant may be assigned by the surrender of this Warrant and the Assignment Form annexed hereto duly executed at the office of the Company (or such other office or agency of the Company as it may designate by notice in writing to the registered Holder hereof at the address of such Holder appearing on the books of the Company); provided however~ that this Warrant may not be resold except (i) in a transaction registered under the Securities Act, or (ii) in a transaction pursuant to an exemption, if available, from such registration and whereby, if requested by the Company, an opinion of counsel reasonably satisfactory to the Company is obtained by the Holder of this Warrant to the effect that the transaction is so exempt.

         9. Loss. Theft. Destruction or Mutilation of Warrant. The Company represents and warrants that upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of any Warrant or stock certificate, and in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it, and upon reimbursement to the Company of all reasonable expenses incidental thereto, and upon surrender and cancellation of such Warrant or stock certificate, if mutilated, the Company will make and deliver a new Warrant or stock certificate of like tenor and dated as of such cancellation, in lieu of this Warrant or stock certificate.

         10. Saturdays. Sundays. Holidays. etc. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall be a Saturday, Sunday or a legal holiday, then such action may be taken or such right may be exercised on the next succeeding day not a legal holiday.

          11. Adjustments. The Exercise Price shall be adjusted as provided for below in this Section (the Exercise Price, and the Exercise Price, as thereafter then adjusted, shall be included in the definition of Exercise Price) and the Exercise Price from time to time shall be further adjusted as provided for below in this Section. Upon each adjustment of the Exercise Price, the Holder shall thereafter be entitled to receive upon exercise of this Warrant, at the Exercise Price resulting from such adjustment, the number of Warrant Shares obtained by
(a) multiplying the Exercise Price in effect immediately prior to such adjustment by the number of shares of Common Stock purchasable hereunder immediately prior to such adjustment and (b) dividing the product thereof by the Exercise Price resulting from such adjustment. The Exercise Price shall be adjusted as follows:

                   (i) In the case of any amendment to the Company's Certificate of Incorporation to change the designation of the Common Stock or the rights, privileges, restrictions or conditions in respect to the Common Stock or division of the Common Stock, this Warrant shall be adjusted so as to provide that upon exercise thereof, the Holder shall receive, in lieu of each share of Common Stock theretofore issuable upon such exercise, the kind and amount of shares, other securities, money and property receivable upon such designation, change or division by the Holder issuable upon such exercise had the exercise occurred immediately prior to such designation, change or division. This Warrant shall be deemed thereafter to provide for adjustments that shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section. The provisions of this Subsection (i) shall apply in the same manner to successive reclassifications, changes, consolidations and mergers.

                   (ii) If the Company shall at any time subdivide its outstanding shares of Common Stock into a greater number of shares of Common Stock, or declare a dividend or make any other distribution upon the Common Stock payable in shares of Common Stock, the Exercise Price in effect immediately prior to such subdivision or dividend or other distribution shall be proportionately reduced, and conversely, in case the outstanding shares of Common Stock shall be combined into a smaller number of shares of Common Stock, the Exercise Price in effect immediately prior to such combination shall be proportionately increased.

                   (iii) In case the Company shall, at any time prior to exercise of this Warrant, consolidate or merge with any other corporation or other entity (where the Company is not the surviving entity) or transfer all or substantially all of its assets to any other corporation or other entity, then the Company shall cause effective provision to be made so that the Holder upon the exercise of this Warrant after the effective date of such transaction shall be entitled to receive the kind and, amount of shares, evidences of indebtedness and/or other securities or property receivable on such transaction by the Holder of the number of shares of Common Stock as to which this Warrant was exercisable immediately prior to such transaction (without giving effect to any restriction upon such exercise); and, in any such case, appropriate provision shall be made with respect to the rights and interest of the Holder to the end that the provisions of this Warrant shall thereafter be applicable (as nearly as may be practicable) with respect to any shares, evidences of indebtedness or other securities or assets thereafter deliverable upon exercise of this Warrant.

          12. Notice of Adjustment. Whenever the Exercise Price, the number of Warrant Shares, or number or kind of securities or other property purchasable upon the exercise of this Warrant, is adjusted, as herein provided, the Company shall immediately thereafter mail by registered or certified mail, return receipt requested, to the Holder a notice of such adjustment, or adjustments, signed by its President or Vice President and by its Treasurer, or Secretary, setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated (including a description of the basis on which the Board of Directors of the Company made any determination hereunder), the number of Warrant Shares (and other securities or property) purchasable upon the exercise of this Warrant and the Exercise Price of such Warrant Shares after such adjustment, and setting forth computation by which such adjustment was made. Such notice, in absence of manifest error, shall be conclusive evidence of the correctness of such adjustment.

          13. Authorized Shares. The Company covenants that during the period the Warrant is outstanding, it will reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of Common Stock upon the exercise of any purchase rightS under this Warrant. The Company further covenants that its issuance of this Warrant shall constitute full authority to its officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for shares of the Company's Common Stock upon the exercise of the purchase rights under this Warrant. The Company will take all such action as may be necessary to assure that such shares of Common Stock may be issued as provided herein without violation of any applicable law or regulation, or of any requirements of the domestic securities exchange or market upon which the Common Stock may be listed.

          14.      Miscellaneous.

                   (a) Issue Date: Choice of Law: Venue: Jurisdiction. The provisions of this Warrant shall be construed and shall be given effect in all respects as if it had been issued and delivered by the Company on the date hereof. This Warrant shall be binding upon any successors or assigns of the Company. This Warrant will be construed and enforced in accordance with and governed exclusively by the laws of the State of New York, except for matters arising under the Securities Act, without reference to principles of conflicts of law. The parties consent to the exclusive jurisdiction of the U.S. District Court sitting in the Southern District of the State of New York in connection with any dispute arising under this Warrant and hereby waives, to the maximum extent permitted by law, any objection, including any objection based on forum non conveniens, to the bringing of any such proceeding in such jurisdictions.

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Each party hereby agrees that if the other party to this Warrant obtains a judgment against it in such a proceeding, the party which obtained such judgment may enforce same by summary judgment in the courts of any country having jurisdiction over the party against whom such judgment was obtained, and each party hereby waives any defenses available to it under local law and agrees to the enforcement of such a judgment. Each party to this Warrant irrevocably consents to the service of process in any such proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to such party at its address set forth herein. Nothing herein shall affect the right of any party to serve process in any other manner permitted by law. Each party waives its right to a trial by jury.

                   (b) Restrictions. The holder hereof acknowledges that the Warrant Shares acquired upon the exercise of this Warrant, if not registered (or if no exemption from registration exists), will have restrictions upon resale imposed by state and federal securities laws. Each certificate representing the Warrant Shares issued to the Holder upon exercise (if not registered or if no exemption from registration exists) will bear the following legend:

          "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT') OR APPLICABLE STATE SECURITIES LAWS, AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT FOR SUCH SECURITIES UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT THERE IS AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT."

                   (a) Modification and Waiver. This Warrant and any provisions hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of the same is sought.

                   (b) Notices. Any notice, request or other document required or permitted to be given or delivered to the holders of the Company shall be delivered or shall be sent by certified or registered mail, postage prepaid, to each such holder at its address as shown on the books of the Company or to the Company at the address set forth in the Agreement.

                   15. Registration. The Company has agreed to file a Registration Statement with the Securities and Exchange Commission under Securities Act after the final Closing of the Offering(the "Final Closing") to register the Warrant Shares to be issued to the Holder. The Company will bear all expenses and pay all the fees incurred in preparing, filing and modifying or amending such Registration Statement. The Company shall obtain such registration of the Warrant Shares within twelve months from the date of the final Closing.

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         IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its officer thereunto duly authorized.

                            Dated:
                                             MAGNUM SPORTS & ENTERTAINMENT,
                                             INC.
                                             By:
                                                -------------------------------
                                             Title:

                                    NOTICE OF EXERCISE


To: MAGNUM SPORTS & ENTERTAINMENT, INC.


(1) The undersigned hereby elects to purchase ________ shares of Common Stock of MAGNjJM SPORTS & ENTERTAINMENT, INC. pursuant to the terms of the attached Warrant, and tenders herewith payment of the purchase price in full, together with all applicable transfer taxes, if any.

(2) The undersigned chooses to utilize the cashless exercise feature of this Warrant and pursuant to the terms of the Warrant is entitled to receive _____ Warrant Shares upon the cashless exercise of _____ Warrant Shares.

(3) Upon exercise pursuant to this Notice of Exercise, the undersigned will not own 4.99% or more of the then issued and outstanding shares of Common Stock of the Company.

(4) Please issue a certificate or certificates representing said shares of Common Stock in the name of the undersigned or in such other name as are specified below:


                                     (Name)


                                    (Address)


(5) If this exercise is for less than all of the shares of Common Stock subject to the Warrant, please issue a replacement Warrant to purchase ___________ shares on the same terms and conditions and deliver to me said replacement Warrant.




Dated:

Signature



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